United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-3984

(Investment Company Act File Number)

Federated International Series, Inc.
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/2010

Date of Reporting Period: 11/30/2010

Item 1.                      Reports to Stockholders

Federated International Bond Fund

Established 1991

A Portfolio of Federated International Series, Inc.

ANNUAL SHAREHOLDER REPORT

November 30, 2010

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.81	$10.99	$11.73	$11.12	$10.86
Income From Investment Operations:
Net investment income	0.21[1]	0.25[1]	0.25[1]	0.22[1]	0.21[1]
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	(0.81)	2.06	(0.38)	0.55	0.51
TOTAL FROM INVESTMENT OPERATIONS	(0.60)	2.31	(0.13)	0.77	0.72
Less Distributions:
Distributions from net investment income	(0.68)	(0.49)	(0.61)	(0.16)	(0.46)
Net Asset Value, End of Period	$11.53	$12.81	$10.99	$11.73	$11.12
Total Return[2]	(4.69)%	21.70%	(1.08)%	7.09%	6.85%
Ratios to Average Net Assets:
Net expenses	0.99%	0.98%	0.89%	0.90%	0.90%
Net investment income	1.79%	2.15%	2.16%	2.04%	1.93%
Expense waiver/reimbursement[3]	0.94%	0.92%	0.86%	0.85%	0.75%
Supplemental Data:
Net assets, end of period (000 omitted)	$60,723	$76,602	$73,468	$73,721	$119,489
Portfolio turnover	35%	64%	72%	63%	95%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.47	$10.70	$11.43	$10.84	$10.58
Income From Investment Operations:
Net investment income	0.12[1]	0.16[1]	0.16[1]	0.14[1]	0.13[1]
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	(0.79)	2.02	(0.37)	0.53	0.49
TOTAL FROM INVESTMENT OPERATIONS	(0.67)	2.18	(0.21)	0.67	0.62
Less Distributions:
Distributions from net investment income	(0.58)	(0.41)	(0.52)	(0.08)	(0.36)
Net Asset Value, End of Period	$11.22	$12.47	$10.70	$11.43	$10.84
Total Return[2]	(5.37)%	20.94%	(1.83)%	6.26%	6.02%
Ratios to Average Net Assets:
Net expenses	1.71%	1.69%	1.62%	1.62%	1.62%
Net investment income	1.08%	1.42%	1.44%	1.29%	1.21%
Expense waiver/reimbursement[3]	0.73%	0.72%	0.65%	0.66%	0.58%
Supplemental Data:
Net assets, end of period (000 omitted)	$6,998	$8,897	$13,456	$8,456	$11,529
Portfolio turnover	35%	64%	72%	63%	95%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.42	$10.65	$11.38	$10.79	$10.54
Income From Investment Operations:
Net investment income	0.12[1]	0.16[1]	0.16[1]	0.14[1]	0.13[1]
Net realized and unrealized gain (loss) on investments, futures contracts, options and foreign currency transactions	(0.79)	2.01	(0.37)	0.53	0.49
TOTAL FROM INVESTMENT OPERATIONS	(0.67)	2.17	(0.21)	0.67	0.62
Less Distributions:
Distributions from net investment income	(0.59)	(0.40)	(0.52)	(0.08)	(0.37)
Net Asset Value, End of Period	$11.16	$12.42	$10.65	$11.38	$10.79
Total Return[2]	(5.41)%	20.93%	(1.80)%	6.29%	5.97%
Ratios to Average Net Assets:
Net expenses	1.71%	1.70%	1.62%	1.62%	1.62%
Net investment income	1.08%	1.43%	1.42%	1.30%	1.21%
Expense waiver/reimbursement[3]	0.73%	0.72%	0.66%	0.65%	0.58%
Supplemental Data:
Net assets, end of period (000 omitted)	$14,789	$19,270	$19,855	$24,806	$31,149
Portfolio turnover	35%	64%	72%	63%	95%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2010 to November 30, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2010	Ending Account Value 11/30/2010	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,062.70	$5.12
Class B Shares	$1,000	$1,059.50	$8.83
Class C Shares	$1,000	$1,058.80	$8.83
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.10	$5.01
Class B Shares	$1,000	$1,016.50	$8.64
Class C Shares	$1,000	$1,016.50	$8.64
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	0.99%
Class B Shares	1.71%
Class C Shares	1.71%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period was (4.69)% for Class A Shares, (5.37)% for Class B Shares and (5.41)% for Class C Shares. The total return of the JP Morgan Global (ex-U.S.) Government Index (JPMGXUS)1 was (2.45)% during the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the JPMGXUS.

The most significant factors for the Fund's undeperformance relative to the JPMGXUS were: (1) the allocation of the portfolio among similar securities denominated in different currencies;2 (2) the selection of securities with different maturities (expressed by a “yield curve” showing the relative yield of similar securities with different maturities); (3) allocation to securities in various government bonds (referred to as sectors).3 Currency and sector contributed negatively to performance relative to the benchmark index, while yield curve positioning contributed positively.

1	The JPMGXUS is the standard unmanaged foreign securities index representing major government bond markets. Investments cannot be made in an index.
2	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards.
3	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Annual Shareholder Report

MARKET OVERVIEW

The global fixed income markets in which the Fund invests were fairly volatile during the reporting period. Currencies, interest rates and sovereign debt valuations fluctuated driven by many factors, but mainly due to the sovereign debt crisis which started in November 2009 with revelations about Greek debt levels. The incoming Greek government exposed irregularities and misrepresentations from the previous government in relation to budget deficits and outstanding debt levels. The problem highlighted the high level of debt in many European countries and the crisis quickly spread to other peripheral European bond markets. By mid-May, the crisis escalated and many European countries were effectively shut out of the global capital markets. This prompted a $1 trillion support package by European Union and the International Monetary Fund on top of a Greek bailout package. In addition, the European Central Bank initiated a peripheral markets bond purchase program in order to support and restore normal market conditions. Markets stabilized for a short time but eventually the next weakest links in the chain, Ireland and Portugal, ignited the crises further and the financial stability of all non-core European bond markets was questioned.

Other non-euro European economies fared much better during the reporting period. Activity out of both Sweden and Norway continued their upbeat trend. Rising consumer confidence, robust retail sales and a stable housing market are earmarks to both countries. Encouraged by sound fundamentals and rising global equity valuations, the central banks in both countries began their rate hiking cycle.

In Japan, the fundamentals improved during the reporting period and deceleration in economic activity was the major theme. Burdened by a large negative output gap, private domestic demand continued to be a central lag on the overall economy. However, given the rise in global volatility, the Japanese yen rallied versus most other currencies as it was perceived as a safe haven currency. In response, the Ministry of Finance implemented its single largest intervention on record to weaken the yen.

The movement in currencies was very volatile over the 12-month reporting period, but in general the euro weakened against most currencies. The European debt crisis escalated so much during the summer to the point that the ongoing existence of the euro as a currency was being questioned by the market. Since then, markets have stabilized somewhat and the euro has moved to a fairly reasonable trading range.

Annual Shareholder Report

CURRENCY

During the reporting period, as compared to the JPMGXUS, the Fund had an overweight currency exposure to the currencies of Hungary, Norway, Sweden and Denmark. These over weights were mostly versus an underweight to the Japanese yen. As the European sovereign debt crisis escalated during the year, investors became more risk averse and rotated out of these currencies into perceived safe haven currencies like the Japanese yen. Hence, these overweight currency positions depreciated relative to the yen underweight. Other overweight positions to the Australian and Canadian dollars as well as the British pound outperformed and contributed positively to performance relative to the benchmark. During the reporting period, the Fund invested in currency forward and currency option contracts for hedging and investment purposes.

YIELD CURVE

During the reporting period, the Fund's European assets tended to be deployed in longer maturities (10 to 30 years), while the exposure to the Japanese bond was positioned in the shorter maturities (4 to 7 years). Relative to the benchmark this was on overweight position in longer maturities European bonds and shorter maturities Japanese bonds. The strategy worked very well as the European yield curves tended to flatten and the Japanese yield curve steepened during the reporting period. For example, 30-year bonds were the best performing bonds in the German bond market and 5 to 6-year bonds were the best performing bonds on the Japanese bond market.

Sector

The Fund had an overweight exposure, as compared to the JPMGXUS, to some peripheral European government bond markets, including Greece, Ireland, Spain and Portugal. During the reporting period, the European bond market experienced significant volatility driven by many factors, but mainly due to the sovereign debt crisis which started in November 2009 with revelations about Greek debt levels. By mid-May, the crisis escalated and many peripheral European countries were effectively shut out of the global capital markets and their bond markets experienced substantial underperformance. Overweight positions, relative to the JPMGXUS, in those markets was the largest single factor negatively affecting performance relative to the benchmark.

Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated International Bond Fund (Class A Shares) (the “Fund”) from November 30, 2000 to November 30, 2010, compared to the JPMorgan Global (ex-U.S.) Government Index (JPMGXUS).2

Average Annual Total Returns[3] for the Period Ended 11/30/2010
1 Year	-8.95%
5 Years	4.63%
10 Years	6.52%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPMGXUS is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated International Bond Fund (Class B Shares) (the “Fund”) from November 30, 2000 to November 30, 2010, compared to the JPMorgan Global (ex-U.S.) Government Index (JPMGXUS).2

Average Annual Total Returns[3] for the Period Ended 11/30/2010
1 Year	-10.32%
5 Years	4.49%
10 Years	6.39%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPMGXUS is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated International Bond Fund (Class C Shares) (the “Fund”) from November 30, 2000 to November 30, 2010, compared to the JPMorgan Global (ex-U.S.) Government Index (JPMGXUS).2

Average Annual Total Returns[3] for the Period Ended 11/30/2010
1 Year	-6.31%
5 Years	4.82%
10 Years	6.24%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%.

1	Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPMGXUS is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)

At November 30, 2010, the Fund's issuer country and currency exposure composition1 were as follows:

Country	Country Exposure as a Percentage of Total Net Assets[2,3]	Currency Exposure as a Percentage of Total Net Assets[3,4]
Japan	23.6%	39.9%
Italy	13.5%	—
United Kingdom	7.0%	10.2%
Germany	6.3%	—
Ireland	6.2%	—
Austria	4.5%	—
France	4.4%	—
Supranational[5]	4.2%	—
Netherlands	3.8%	—
Canada	3.4%	3.4%
United States	3.2%	1.1%
Australia	3.1%	3.1%
Belgium	3.1%	—
Sweden	3.0%	3.0%
Denmark	2.1%	2.1%
Spain	2.1%	—
Norway	1.7%	1.7%
Indonesia	0.2%	—
Russia	0.2%	—
Angola	0.1%	—
Brazil	0.1%	—
Egypt	0.1%	—
Ghana	0.1%	—
Malawi	0.1%	—
Mongolia	0.1%	—
Euro	—	31.7%
SUB-TOTAL	96.2%	96.2%
Other Security[6]	1.3%	1.3%
Cash Equivalents[7]	0.2%	0.2%
Derivative Contracts[8]	(0.1)%	(0.1)%
Other Assets and Liabilities — Net[9]	2.4%	2.4%
TOTAL	100.0%	100.0%

Annual Shareholder Report

1	Unless otherwise noted below, this table does not give effect to the impact of derivative contract instruments owned by the Fund. More complete information regarding the Fund's investments in derivative contracts can be found in the tables at the end of the Portfolio of Investments included in this report.
The fixed-income securities of some issuers may not be denominated in the currency of the issuer's designated country. Therefore, the two columns above “Country Exposure as a Percentage of Total Net Assets” and “Currency Exposure as a Percentage of Total Net Assets” may not be equal.
2	This column depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities, along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company has registered the security. However, the Fund's Adviser may allocate the company to a country based on other factors such as the location of the company's head office, the jurisdiction of the company's incorporation, the location of the principal trading market for the company's securities or the country from which a majority of the company's revenue is derived.
3	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
4	This column depicts the Fund's exposure to various currencies through its investment in foreign fixed-income securities, currency derivative contracts and foreign exchange contracts (which for purposes of this report includes any currency options sold by the Fund and currency forward contracts).
5	Supranational consists of European Investment Banks.
6	Other Security includes an Investment Fund.
7	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
8	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.
9	Assets, other than investments in securities, currency derivative contracts and foreign exchange contracts, less liabilities. See Statement of Assets and Liabilities.

Annual Shareholder Report

Portfolio of Investments

November 30, 2010

Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	BONDS – 93.6%
	Australian Dollar – 3.1%
	State/Provincial – 3.1%
2,640,000	Queensland Treasury Corp., Local Gov't. Guarantee, (Series 17), 6.00%, 9/14/2017	2,575,254
	British Pound – 10.2%
	Finance - Automotive – 2.0%
1,000,000	GE Capital European Funding, Company Guarantee, (Series EMTN), 4.625%, 1/18/2016	1,616,267
	Sovereign – 7.0%
2,000,000	United Kingdom, Government of, 4.75%, 3/7/2020	3,489,807
1,320,000	United Kingdom, Government of, Bond, 4.75%, 9/7/2015	2,317,439
	TOTAL	5,807,246
	Utilities – 1.2%
550,000	RWE Finance B.V., Company Guarantee, (Series EMTN), 6.50%, 4/20/2021	988,407
	TOTAL BRITISH POUND	8,411,920
	Canadian Dollar – 3.4%
	Sovereign – 3.4%
850,000	Canada, Government of, 4.00%, 6/1/2017	894,945
1,000,000	Canada, Government of, 4.50%, 6/1/2015	1,068,228
800,000	Canada, Government of, Bond, 4.00%, 6/1/2016	840,532
	TOTAL CANADIAN DOLLAR	2,803,705
	Danish Krone – 2.1%
	Mortgage Banks – 0.8%
3,643,597	Realkredit Danmark A/S, (Series 23D), 5.00%, 10/1/2035	652,144
	Sovereign – 1.3%
5,700,000	Denmark, Government of, 5.00%, 11/15/2013	1,096,548
	TOTAL DANISH KRONE	1,748,692
	Euro – 31.7%
	Sovereign – 30.6%
1,700,000	Austria, Government of, 4.30%, 9/15/2017	2,419,013
950,000	Austria, Government of, Note, 3.80%, 10/20/2013	1,313,155
1,140,000	Belgium, Government of, 2.75%, 3/28/2016	1,439,528
850,000	Belgium, Government of, Sr. Unsecd. Note, 4.00%, 3/28/2018	1,129,713
1,500,000	Bonos Y Oblig Del Estado, 4.20%, 1/31/2037	1,457,503
Annual Shareholder Report

Foreign Currency Par Amount or Shares		Value in U.S. Dollars
1,500,000	Bonos Y Oblig Del Estado, Sr. Unsub., 4.00%, 4/30/2020	1,743,470
1,400,000	Buoni Poliennali Del Tes, 3.75%, 8/1/2016	1,810,365
1,525,000	Buoni Poliennali Del Tes, 4.00%, 2/1/2017	1,979,527
930,000	Buoni Poliennali Del Tes, 5.00%, 8/1/2039	1,155,761
1,360,000	France, Government of, 4.75%, 4/25/2035	2,088,761
1,025,000	France, Government of, Bond, 4.50%, 4/25/2041	1,545,245
1,000,000	Germany, Government of, 3.75%, 1/4/2015	1,413,317
750,000	Germany, Government of, Bond, 4.75%, 7/4/2034	1,217,117
500,000	Ireland, Government of, Bond, 5.90%, 10/18/2019	520,161
1,500,000	Italy, Government of, 4.25%, 8/1/2013	1,996,532
1,500,000	Italy, Government of, Bond, 4.25%, 2/1/2015	1,998,479
	TOTAL	25,227,647
	Telecommunications & Cellular – 1.1%
700,000	Telecom Italia SpA, (Series EMTN), 6.25%, 2/1/2012	950,432
	TOTAL EURO	26,178,079
	Japanese Yen – 38.4%
	Banking – 14.8%
101,000,000	Bayerische Landesbank, Sr. Note, (Series EMTN), 1.40%, 4/22/2013	1,227,894
300,000,000	DePfa ACS Bank, (Series EMTN), 1.65%, 12/20/2016	2,954,833
171,000,000	Deutsche Bahn Finance BV, (Series EMTN), 1.65%, 12/1/2014	2,114,054
90,000,000	European Investment Bank, 1.25%, 9/20/2012	1,094,206
211,500,000	European Investment Bank, 1.40%, 6/20/2017	2,617,151
109,000,000	KFW, 0.75%, 3/22/2011	1,304,459
70,000,000	Nordic Investment Bank, Sr. Unsecd. Note, 1.70%, 4/27/2017	887,358
	TOTAL	12,199,955
	Sovereign – 23.6%
345,000,000	Japan, Government of, 0.40%, 6/20/2015	4,115,138
312,000,000	Japan, Government of, 1.60%, 12/20/2015	3,933,023
290,000,000	Japan, Government of, 1.90%, 6/20/2014	3,656,211
50,000,000	Japan, Government of, Foreign Gov't. Guarantee, 2.00%, 5/9/2016	643,655
250,000,000	Japan, Government of, Sr. Unsecd. Note, 1.30%, 12/20/2018	3,075,687
340,000,000	Japan-309, Sr. Unsecd. Note, 1.10%, 6/20/2020	4,041,158
	TOTAL	19,464,872
	TOTAL JAPANESE YEN	31,664,827
Annual Shareholder Report

Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		Norwegian Krone – 1.7%
		Sovereign – 1.7%
3,565,000		Norway, Government of, 6.50%, 5/15/2013	633,256
4,300,000		Norway, Government of, Bond, 5.00%, 5/15/2015	763,123
		TOTAL NORWEGIAN KRONE	1,396,379
		Swedish Krona – 3.0%
		Sovereign – 3.0%
16,100,000		Sweden, Government of, 4.50%, 8/12/2015	2,503,646
		TOTAL BONDS (IDENTIFIED COST $78,612,131)	77,282,502
		GOVERNMENT/AGENCY – 1.5%
		Japanese Yen – 1.5%
92,000,000		Republic of Italy, Sr. Unsecd. Note, 3.70%, 11/14/2016 (IDENTIFIED COST $1,158,143)	1,212,907
		Purchased CALL Option – 0.0%
6,300,000		EURO CALL/USD PUT, Strike Price $1.365, Expiration Date 12/10/2010 (IDENTIFIED COST $129,394)	1,636
		Investment Fund – 1.3%
10,000		GML Agricultural Commodity Trade Finance Fund (IDENTIFIED COST $1,000,000)	1,054,974
		MUTUAL FUND – 1.4%
116,771	[1]	Federated Project and Trade Finance Core Fund (IDENTIFIED COST $1,167,564)	1,165,375
		TOTAL INVESTMENTS — 97.8% (IDENTIFIED COST $82,067,232)[2]	80,717,394
		OTHER ASSETS AND LIABILITIES - NET — 2.2%[3]	1,792,848
		TOTAL NET ASSETS — 100%	$82,510,242

Annual Shareholder Report

At November 30, 2010, the Fund had the following outstanding foreign exchange contracts:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
12/1/2010	2,000,000 Euro	$2,800,660	$(204,559)
12/1/2010	2,000,000 Euro	$2,774,660	$(178,559)
12/15/2010	1,000,000 Australian Dollar	$982,080	$(25,116)
12/15/2010	2,000,000 Australian Dollar	$1,966,560	$(52,633)
12/15/2010	3,000,000 Australian Dollar	$2,954,940	$(84,049)
12/15/2010	3,000,000 Australian Dollar	$2,933,160	$(62,269)
12/15/2010	3,000,000 Pound Sterling	$4,774,500	$(108,542)
12/15/2010	3,000,000 Australian Dollar	$2,909,760	$(38,869)
12/15/2010	2,000,000 Australian Dollar	$1,940,440	$(26,513)
12/15/2010	5,000,000 Australian Dollar	$4,942,200	$(157,382)
12/15/2010	1,796,881 Euro	16,691,140 Swedish Krona	$(40,043)
12/15/2010	1,800,000 Euro	$2,354,166	$(17,770)
12/15/2010	3,000,000 Euro	$4,117,860	$(223,867)
12/15/2010	3,000,000 Euro	2,525,250 Pound Sterling	$(33,577)
12/15/2010	1,294,050 Pound Sterling	1,500,000 Euro	$65,664
12/15/2010	864,400 Pound Sterling	1,000,000 Euro	$46,420
12/15/2010	2,876,100 Swiss Franc	$2,972,744	$(106,465)
1/28/2011	4,300,000 Australian Dollar	$4,114,240	$(21,631)
1/28/2011	3,200,000 Euro	$4,231,264	$(78,371)
Contracts Sold:
12/1/2010	2,000,000 Euro	$2,784,860	$188,759
12/1/2010	2,000,000 Euro	$2,793,060	$196,959
12/15/2010	2,000,000 Australian Dollar	$1,972,160	$58,233
12/15/2010	1,000,000 Australian Dollar	$978,620	$21,656
12/15/2010	1,000,000 Australian Dollar	$972,220	$15,256
12/15/2010	1,000,000 Australian Dollar	$973,820	$16,856
12/15/2010	2,000,000 Australian Dollar	$1,943,240	$29,313
12/15/2010	3,000,000 Australian Dollar	$2,957,940	$87,049
12/15/2010	3,000,000 Pound Sterling	$4,761,600	$95,642
12/15/2010	3,000,000 Australian Dollar	$2,929,860	$58,969
12/15/2010	1,000,000 Australian Dollar	$984,980	$28,017
12/15/2010	2,000,000 Australian Dollar	$1,976,360	$62,433
12/15/2010	3,000,000 Australian Dollar	$2,954,940	$84,049
12/15/2010	1,785,699 Euro	16,691,140 Swedish Krona	$54,558
12/15/2010	1,000,000 Euro	$1,377,820	$79,822
12/15/2010	2,154,500 Pound Sterling	2,500,000 Euro	$(105,941)
12/15/2010	2,876,100 Swiss Franc	$3,000,876	$134,598
Annual Shareholder Report

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Sold (continued):
12/15/2010	2,000,000 Euro	$2,740,720	$144,725
12/15/2010	3,000,000 Euro	2,513,550 Pound Sterling	$15,380
1/28/2011	4,300,000 Australian Dollar	$4,087,752	$(4,856)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS			$(86,654)

Net Unrealized Depreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities — Net.”

1	Affiliated company.
2	The cost of investments for federal tax purposes amounts to $82,461,032.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2010, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds*	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Debt Securities:
Bonds	$ —	$77,282,502	$ —	$77,282,502
Government/Agency	—	1,212,907	—	1,212,907
Purchased Call Option	—	1,636	—	1,636
Investment Fund	1,054,974	—	—	1,054,974
Mutual Fund	1,165,375	—	—	1,165,375
TOTAL SECURITIES	$2,220,349	$78,497,045	$ —	$80,717,394
OTHER FINANCIAL INSTRUMENTS**	$ —	$(86,654)	$ —	$(86,654)
*	Federated Project and Trade Finance Core Fund is an affiliated holding offered only to registered investment companies and other accredited investors.
**	Other financial instruments include foreign exchange contracts.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

November 30, 2010

Assets:
Total investments in securities, at value including $1,165,375 of investment in an affiliated issuer (Note 5) (identified cost $82,067,232)		$80,717,394
Cash		11,807
Cash denominated in foreign currency (identified cost $1,111,253)		1,037,957
Income receivable		1,068,521
Receivable for investments sold		78,916
Receivable for shares sold		66,223
Receivable for foreign exchange contracts		1,484,358
TOTAL ASSETS		84,465,176
Liabilities:
Payable for shares redeemed	$249,160
Payable for foreign exchange contracts	1,571,012
Payable for investment adviser fee (Note 5)	529
Payable for auditing fees	28,075
Payable for distribution services fee (Note 5)	16,115
Payable for shareholder services fee (Note 5)	16,660
Accrued expenses	73,383
TOTAL LIABILITIES		1,954,934
Net assets for 7,215,816 shares outstanding		$82,510,242
Net Assets Consist of:
Paid-in capital		$83,733,184
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(1,521,975)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions		(2,986,126)
Undistributed net investment income		3,285,159
TOTAL NET ASSETS		$82,510,242
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($60,722,928 ÷ 5,266,799 shares outstanding), $0.0001 par value, 500,000,000 shares authorized	$11.53
Offering price per share (100/95.50 of $11.53)	$12.07
Redemption proceeds per share	$11.53
Class B Shares:
Net asset value per share ($6,998,233 ÷ 623,901 shares outstanding), $0.0001 par value, 500,000,000 shares authorized	$11.22
Offering price per share	$11.22
Redemption proceeds per share (94.50/100 of $11.22)	$10.60
Class C Shares:
Net asset value per share ($14,789,081 ÷ 1,325,116 shares outstanding), $0.0001 par value, 500,000,000 shares authorized	$11.16
Offering price per share	$11.16
Redemption proceeds per share (99.00/100 of $11.16)	$11.05

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended November 30, 2010

Investment Income:
Interest		$2,549,633
Dividends received from affiliated issuers (Note 5)		54,473
TOTAL INCOME		2,604,106
Expenses:
Investment adviser fee (Note 5)	$700,160
Administrative personnel and services fee (Note 5)	230,000
Custodian fees	40,363
Transfer and dividend disbursing agent fees and expenses	148,315
Directors'/Trustees' fees	9,394
Auditing fees	28,130
Legal fees	5,436
Portfolio accounting fees	73,850
Distribution services fee — Class A Shares (Note 5)	173,576
Distribution services fee — Class B Shares (Note 5)	57,086
Distribution services fee — Class C Shares (Note 5)	122,346
Shareholder services fee — Class A Shares (Note 5)	167,019
Shareholder services fee — Class B Shares (Note 5)	19,023
Shareholder services fee — Class C Shares (Note 5)	40,768
Account administration fee — Class A Shares	1,421
Share registration costs	53,976
Printing and postage	30,569
Insurance premiums	4,365
Taxes	7,950
Interest expense	106
Miscellaneous	9,368
TOTAL EXPENSES	1,923,221
Annual Shareholder Report

Statement of Operations — continued
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(630,543)
Waiver of administrative personnel and services fee	(44,067)
Waiver of distribution services fee-Class A Shares	(147,611)
TOTAL WAIVERS AND REIMBURSEMENT		$(822,221)
Net expenses			$1,101,000
Net investment income			1,503,106
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Options and Futures Contracts:
Net realized gain on investments and foreign currency transactions (including realized loss of $(3,645) on sales of investments in an affiliated issuer (Note 5))			1,720,053
Net realized gain on written options			767,986
Net realized loss on futures contracts			(352,460)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(9,787,129)
Net change in unrealized depreciation of futures contracts			146,783
Net realized and unrealized loss on investments, foreign currency transactions, written options and futures contracts			(7,504,767)
Change in net assets resulting from operations			$(6,001,661)

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,503,106	$2,002,327
Net realized gain on investments, futures contracts, written options and foreign currency transactions	2,135,579	2,451,473
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(9,640,346)	15,280,148
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(6,001,661)	19,733,948
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(4,102,757)	(3,254,732)
Class B Shares	(407,643)	(510,844)
Class C Shares	(912,061)	(746,062)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,422,461)	(4,511,638)
Share Transactions:
Proceeds from sale of shares	30,937,834	36,028,925
Net asset value of shares issued to shareholders in payment of distributions declared	4,041,731	3,521,306
Cost of shares redeemed	(45,814,350)	(56,782,638)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(10,834,785)	(17,232,407)
Change in net assets	(22,258,907)	(2,010,097)
Net Assets:
Beginning of period	104,769,149	106,779,246
End of period (including undistributed net investment income of $3,285,159 and $5,156,425, respectively)	$82,510,242	$104,769,149

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

November 30, 2010

1. ORGANIZATION

Federated International Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of one non-diversified portfolio, Federated International Bond Fund (the “Fund”). The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to obtain a total return on its assets.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the “Directors”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for Annual Shareholder Report the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

Annual Shareholder Report

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

Annual Shareholder Report

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

At November 30, 2010, the Fund had no outstanding futures contracts.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Annual Shareholder Report

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Option Contracts

The Fund may buy or sell put and call options to manage currency. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at November 30, 2009	—	$ —
Contracts written	2,000	818,986
Contracts expired	(1,000)	(276,995)
Contracts bought back	(1,000)	(541,991)
Outstanding at November 30, 2010	—	$ —
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Receivable for foreign exchange contracts	$1,484,358	Payable for foreign exchange contracts	$1,571,012
Foreign exchange contracts	Total investments in securities, at value	$1,636	—	—
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$1,485,994		$1,571,012

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Options Purchased	Options Written	Total
Interest rate contracts	$(352,460)	$ —	$ —	$ —	$(352,460)
Foreign exchange contracts	$ —	$(54,003)	$(971,890)	$767,986	$(257,907)
TOTAL	$(352,460)	$(54,003)	$(971,890)	$767,986	$(610,367)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Options Purchased	Total
Interest rate contracts	$146,783	$ —	$ —	$146,783
Foreign exchange contracts	$ —	$(334,788)	$(127,758)	$(462,546)
TOTAL	$146,783	$(334,788)	$(127,758)	$(315,763)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Annual Shareholder Report

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,440,175	$27,967,776	2,725,387	$31,344,975
Shares issued to shareholders in payment of distributions declared	266,043	3,056,837	233,418	2,595,609
Shares redeemed	(3,420,086)	(38,371,733)	(3,665,818)	(41,950,226)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(713,868)	$(7,347,120)	(707,013)	$(8,009,642)
Year Ended November 30	2010		2009
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	146,426	$1,652,794	134,463	$1,513,175
Shares issued to shareholders in payment of distributions declared	28,069	315,771	38,976	424,838
Shares redeemed	(264,311)	(2,969,090)	(716,820)	(7,846,827)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(89,816)	$(1,000,525)	(543,381)	$(5,908,814)
Year Ended November 30	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	115,544	$1,317,264	278,206	$3,170,775
Shares issued to shareholders in payment of distributions declared	59,743	669,123	46,119	500,859
Shares redeemed	(402,282)	(4,473,527)	(636,233)	(6,985,585)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(226,995)	$(2,487,140)	(311,908)	$(3,313,951)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,030,679)	$(10,834,785)	(1,562,302)	$(17,232,407)

Annual Shareholder Report

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments for foreign currency transactions, expired capital loss carryovers and discount accretion/premium amortization on debt securities.

For the year ended November 30, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(171,598)	$2,048,089	$(1,876,491)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2010 and 2009, was as follows:

	2010	2009
Ordinary income	$5,422,461	$4,511,638

As of November 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,285,159
Net unrealized depreciation	$(1,826,256)
Capital loss carryforwards	$(2,681,845)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities and wash sales.

At November 30, 2010, the cost of investments for federal tax purposes was $82,461,032. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates and outstanding foreign currency commitments was $1,743,638. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,425,051 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,168,689.

Annual Shareholder Report

At November 30, 2010, the Fund had a capital loss carryforward of $2,681,845 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2014	$925,988
2015	$539,014
2016	$203,258
2017	$844,999
2018	$168,586

Capital loss carryforwards of $171,598 expired during the year ended November 30, 2010.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2010, the Adviser voluntarily waived $630,030 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2010, FAS waived $44,067 of its fee. The net fee paid to FAS was 0.199% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Annual Shareholder Report

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2010, FSC voluntarily waived $147,611 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2010, FSC retained $42,546 of fees paid by the Fund.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2010, FSC retained $6,409 in sales charges from the sale of Class A Shares. FSC also retained $330 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $4,614 of Service Fees for the year ended November 30, 2010. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2010, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 0.99%, 1.74% and 1.74% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) January 31, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.

Annual Shareholder Report

General

Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions Involving Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2010, the Adviser reimbursed $513. Transactions involving affiliated holdings during the year ended November 30, 2010, were as follows:

Affiliates	Balance of Shares Held 11/30/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2010	Value	Dividend Income
Federated Prime Value Obligations Fund, Institutional Shares	627,021	25,502,590	26,129,611	—	$ —	$888
Federated Project and Trade Finance Core Fund	150,887	75,884	110,000	116,771	$1,165,375	$53,585
TOTAL OF AFFILIATED TRANSACTIONS	777,908	25,578,474	26,239,611	116,771	$1,165,375	$54,473

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2010, were as follows:

Purchases	$32,187,819
Sales	$47,509,283

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LINE OF CREDIT

The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.00% over the higher of the Federal Funds Rate or the London Interbank Offered Rate. As of November 30, 2010, there were no outstanding loans. During the year ended November 30, 2010, the Fund did not utilize the LOC.

Annual Shareholder Report

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2010, there were no outstanding loans. During the year ended November 30, 2010, the program was not utilized.

10. Legal Proceedings

Since February, 2004, Federated Investors, Inc. and related entities (collectively, “Federated”), have been named as defendants in several lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated-sponsored mutual funds (“Federated Funds”). Federated and its counsel have been defending this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF Federated inTERNATIONAL series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL bond fund:

We have audited the accompanying statement of assets and liabilities of Federated International Bond Fund (the “Fund”) (the sole portfolio of Federated International Series, Inc.), including the portfolio of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Bond Fund, a portfolio of Federated International Series, Inc., at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 25, 2011

Annual Shareholder Report

Board of Directors and Corporation Officers

The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2010, the Corporation comprised one portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: March 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND Director Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Director Began serving: January 2000	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 2000	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management and director experience.
R. James Nicholson Birth Date: February 4, 1938 Director Began serving: November 2007	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Director Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.

OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: March 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: March 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: January 2003	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Ihab Salib Birth Date: December 14, 1964 SENIOR VICE PRESIDENT Began serving: May 2006	Principal Occupations: Ihab Salib has been the Fund's Portfolio Manager since July 2002. He is Vice President of the Corporation. Mr. Salib joined Federated in April 1999 as a Senior Fixed-Income Trader/Assistant Vice President of the Fund's Adviser. In July 2000, he was named a Vice President of the Fund's Adviser and in January 2007 he was named a Senior Vice President of the Fund's Adviser. He has served as a Portfolio Manager since January 2002. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed-Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract – May 2010

Federated International Bond Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2010. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

For the periods covered by the report, the Fund's performance for the three-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or Annual Shareholder Report reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these Annual Shareholder Report circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420G408
Cusip 31420G507
Cusip 31420G606

3010401 (1/11)

Federated is a registered mark of Federated Investors, Inc.
2011  ©Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $28,100

Fiscal year ended 2009 - $28,100

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $24

Fiscal year ended 2009 - $62

                                Audit Committee Meetings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $21,310 and $31,786 respectively.  Fiscal year ended 2010- Service fee for analysis of potential Passive Foreign Investment Company holdings.  Fiscal year ended 2009- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2010 - $352,087

Fiscal year ended 2009 - $263,825

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                                Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                                Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                                Federated International Series, Inc.                                                                                 ;

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer

Date                      ___January 24, 2011____

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue
Principal Executive Officer

Date                      ___January 25, 2011____

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer

Date                      ___January 24, 2011____